Exhibit 99.1
Fedders North America, Inc. et al.
VIII. Book Balance Cash Listing & Bank Reconciliation as of 11/30/2007
($000’s)

Case #	Legal Entity	Institution	Account #	Description	11/30 Book Balance	Reconciled
07-11176	Fedders North America, Inc.	Bank of America	4426398732	Misc. Deposits	$—	12/8/2007

07-11178	Emerson Quiet Kool Corporation	Wachovia	2000006939267	Credit Card Account	$—	12/12/2007
07-11178	Emerson Quiet Kool Corporation	JPMorgan Chase	000000601224090	AP US$	—	12/12/2007
07-11178	Emerson Quiet Kool Corporation	Bank of America	4426439109	Credit Card	507	12/12/2007

07-11178	Emerson Quiet Kool Corporation				$507

07-11180	Eubank Coil Company	Mellon Bank	786234	Depository — Lockbox	$0	12/15/2007
07-11180	Eubank Coil Company			Petty Cash	1	12/15/2007

07-11180	Eubank Coil Company				$1

07-11181	Fedders Addison Company, Inc.	Mellon Bank	078-6234		$—	12/11/2007
07-11181	Fedders Addison Company, Inc.	Chase Bank	601880073		—	12/4/2007
07-11181	Fedders Addison Company, Inc.	Wachovia Bank			—	12/11/2007
07-11181	Fedders Addison Company, Inc.	Bank of America	4426398981		—	12/11/2007
07-11181	Fedders Addison Company, Inc.			Petty Cash	1	12/4/2007

07-11181	Fedders Addison Company, Inc.				$1

07-11176	Fedders North America, Inc.	JPMorgan Chase	601224090	Disbursement	—	12/15/2007
07-11176	Fedders North America, Inc.	American Beacon	222103510	Investment	—	12/15/2007
07-11176	Fedders North America, Inc.	Institutional Cash Distributors	752-80027	Investment	—	12/15/2007
07-11176	Fedders North America, Inc.	Reserve Funds	75225813	Investment	—	12/15/2007
07-11176	Fedders North America, Inc.	SRS Institution	4032400017426	Investment	—	12/15/2007
07-11176	Fedders North America, Inc.	Treasury Point	5621330	Investment	—	12/15/2007
07-11180	Eubank Coil Company	Mellon Bank	786234	Depository — Lockbox	5	12/15/2007
07-11180	Eubank Coil Company	Mellon Bank	1045294	Depository — Lockbox Fees	—	12/15/2007
07-11181	Fedders Addison Company, Inc.	JPMorgan Chase	60188073	Disbursement	—	12/15/2007
07-11182	Fedders Corporation	Bank of America	4426398732	Concentration	80	12/15/2007
07-11182	Fedders Corporation	Bank of America	4426398745	Depository — Lockbox	101	12/15/2007
07-11182	Fedders Corporation	Bank of America	4426398981	Payroll	133	12/15/2007
07-11182	Fedders Corporation	Bank of America	4426470061	Utility Escrow Acct	35	12/15/2007
07-11182	Fedders Corporation	Wachovia	2100012379070	Depository	6	12/15/2007
07-11182	Fedders Corporation	JPMorgan Chase	9102676799	Main Controlled Disbursement Acct	10	12/15/2007
07-11182	Fedders Corporation	JPMorgan Chase	601224124	Disbursement	—	12/15/2007
07-11182	Fedders Corporation	Institutional Cash Distributors	752-80099	Investment	1,078	12/15/2007
07-11182	Fedders Corporation	Fidelity	80208846	Investment	—	12/15/2007
07-11182	Fedders Corporation	Merrill Lynch	32503274	Investment	—	12/15/2007
07-11182	Fedders Corporation	Janus	881235094	Investment	—	12/15/2007
07-11182	Fedders Corporation	Standard Life	Feda100037	Investment	—	12/15/2007
07-11182	Fedders Corporation	Wachovia London	4852166	Depository Euro Account	319	12/15/2007
07-11182	Fedders Corporation	Wachovia London	4852026	Depository — US$	2	12/15/2007
07-11182	Fedders Corporation	Wachovia London	4852036	Depository — British Pounds	0	12/15/2007
07-11184	Fedders Inc.	Royal Bank of Canada	7270001777	Depository — US$	1	12/15/2007
07-11187	Fedders Islandaire, Inc.	JPMorgan Chase	601882079	Disbursement	—	12/15/2007
07-11192	Trion, Inc.	JPMorgan Chase	601829013	Disbursement	—	12/15/2007
07-11182	Fedders Corporation			Petty Cash	0	12/15/2007

07-11182	Fedders Corporation Total				$1,770

Fedders North America, Inc. et al.
VIII. Book Balance Cash Listing & Bank Reconciliation as of 11/30/2007
($000’s)

Case #	Legal Entity	Institution	Account #	Description	11/30 Book Balance		Reconciled
07-11184	Fedders, Inc.	Royal Bank of Canada	1664200	Depository Ca	$0		12/12/2007
07-11184	Fedders, Inc.	Royal Bank of Canada	1663400	Depository - Ca	$208		12/12/2007
07-11184	Fedders, Inc.	Royal Bank of Canada	9431	Payroll Ca	$—	[1]	12/12/2007
07-11184	Fedders, Inc.	Royal Bank of Canada	4033577	Depository - US	$0		12/12/2007
	Fedders, Inc.			Petty Cash	1		12/12/2007

07-11184	Fedders Inc.				$209

07-11185	Fedders International, Inc.	Wachovia London	4854036	Depository - British Pounds			12/15/2007
07-11185	Fedders International, Inc.	Wachovia London	4854026	Depository - US	$1		12/15/2007
07-11185	Fedders International, Inc.	Wachovia London	4854166	Depository Account	16		12/15/2007

07-11185	Fedders International, Inc.				$17

07-11187	Fedders Islandaire, Inc.	Bank of America Payroll Account	4426398981	Depository Ca	$(45)	[1]	12/4/2007
07-11187	Fedders Islandaire, Inc.	JPMorgan Chase	601882079	Disbursement Account	(118)	[1]	12/10/2007
07-11187	Fedders Islandaire, Inc.	Wachovia (CC Receipts)	2000006939267	Depository Account	34		12/4/2007
07-11187	Fedders Islandaire, Inc.	Royal Bank of Canada	1348283	Checking Account	254		12/4/2007
07-11187	Fedders Islandaire, Inc.			Petty Cash	1		12/4/2007

07-11187	Fedders Islandaire, Inc.				$127

07-11188	Fedders Outlet, Inc.	Wachovia (CC Receipts)	2000006939267	Credit Card	—		12/12/2007
07-11188	Fedders Outlet, Inc.			Petty Cash	7		12/12/2007

07-11188	Fedders Outlet, Inc.				$7

07-11192	Trion, Inc.			Petty Cash	$3		12/5/2007

					$2,642

1     Negative amount represents checks that have been cut but have not cleared the bank by month’s end, which are funded as the checks are presented to the bank